ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Table)	12 Months Ended
Sep. 30, 2021
Accrued Liabilities Current [Abstract]
Schedule of Accounts Payable and Accrued Liabilities
	As of September 30,
	2020	2021
Due to a rental service company (1)	182,542	603,884
Tenant deposits	83,682	102,355
Payable to a constructor for leasehold improvements	53,623	62,498
Other tax payable	51,832	67,491
Interest payable	13,435	106,439
Deferred rent	2,503	—
Accrued utilities	22,513	25,503
Operation service payable	6,602	35,514
Accrued payroll and welfare	10,451	4,471
Others	16,235	16,727
	443,418	1,024,882

(1)

As of September 30, 2020, the balance of due to a rental service company primarily represented the rental deposits and prepaid rental fee collected from tenants. The rental deposits and prepaid rental fee belonged to the rental service company, for which the Group provided apartment operation services since April 2020.

The Group started to cooperate with a rental service company to source and renovate apartments since August 2018. For certain identified newly sourced apartments, the rental service company reimburses the Group for costs incurred for the renovation. The Group then makes payments to the rental service company in instalments equal to the reimbursed renovation costs plus interest and tax over a period of five years. At the end of the five-year period, the ownership of the renovation will be transferred to the Group. The Group accounts for this arrangement with the rental service company as a capital lease.

During the year ended September 30, 2021, the Group terminated cooperation with the rental service company, and the Group reclassified the capital lease payable and other financing payable of RMB 472,662 to the account of “Accrued expenses and other current liabilities”.